Janus Investment Fund

Janus Global Allocation Fund – Conservative
Janus Global Allocation Fund – Moderate
Janus Global Allocation Fund – Growth

Supplement dated February 28, 2014
to Currently Effective Prospectuses

Effective March 1, 2014, the prospectuses for Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Moderate, and Janus Global Allocation Fund – Growth (each, a “Fund” and collectively, the “Funds”) are amended as follows:

1.	The following replaces in its entirety the third paragraph found under “Principal Investment Strategies” in the Fund Summary section for each Fund:

The Fund’s asset allocation is intended to diversify investments throughout the world among equity investments, fixed-income securities, cash equivalents, and alternative investments. The portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager continually monitors asset class allocations and periodically rebalances the Fund’s investments in the underlying funds. The portfolio manager also regularly reviews the allocation of Fund assets in the underlying funds and may modify the underlying funds’ weightings or substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations.

2.	The “Third Party Consultant” heading and paragraph found under the “Management of the Funds” section of the Prospectus are hereby deleted in their entirety.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Global Allocation Fund – Conservative
Janus Global Allocation Fund – Moderate
Janus Global Allocation Fund – Growth

Supplement dated February 28, 2014
to Currently Effective Statement of Additional Information

Effective March 1, 2014, the statement of additional information (“SAI”) for Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Moderate, and Janus Global Allocation Fund – Growth (each, a “Fund” and collectively, the “Funds”) is amended as follows:

1.	The following replaces in its entirety the third paragraph found under “Investment Adviser – Janus Capital Management LLC.” In addition, the last paragraph under “Investment Adviser – Janus Capital Management LLC” is deleted in its entirety.

Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments and provide certain other advisory-related services. Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Funds, such as, but not limited to, custody, fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. Each Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Funds; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of each Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.

2.	The following replaces in its entirety the second paragraph of “Material Conflicts” under Janus Investment Personnel in the Trustees and Officers section:

Because Janus Capital is the adviser to the Funds and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among such underlying funds. In addition, the Funds’ portfolio managers, Enrique Chang, who also serves as Chief Investment Officer Equities and Asset Allocation of Janus Capital, and Daniel Scherman, who also serves as Senior Vice President and Chief Risk Officer of Janus Capital, each have regular and continuous access to information regarding the holdings of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the underlying funds. In order to help mitigate potential conflicts of interest in the selection of underlying funds, the portfolio managers utilize the Janus Global Allocation Committee to provide input with regard to both broad asset class allocations and underlying fund allocation decisions. Moreover, the Janus Global Allocation Committee seeks input from investment professionals across the Janus Capital/INTECH/Perkins complex who are believed to have specific expertise in their respective asset classes. Finally, the Janus Global Allocation Committee utilizes various qualitative and quantitative methods to help ensure that fund selection is consistent with both the portfolio managers’ and the Janus Global Allocation Committee’s intent with regard to desired investment exposures. Janus Capital believes this additional allocation review structure helps mitigate potential conflicts of interest in fund selection and allocation decisions.

All references to Wilshire Associates Incorporated are hereby deleted.

Please retain this Supplement with your records.